UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 3, 2012 Cardinal Health, Inc. (the “Company”) issued a press release concerning the Drug Enforcement Administration’s actions at the Company’s Lakeland, Fla., distribution center. A copy of the press release is included as Exhibit 99.1 to this report.

The Company has scheduled a conference call to be held at 12:00 p.m. Eastern on February 3, 2012 to discuss the Drug Enforcement Administration’s actions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by the Company on February 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: February 3, 2012	By:	/s/ Craig S. Morford
Name: Craig S. Morford
Title: Chief Legal and Compliance Officer

EXHIBIT INDEX

99.1	Press Release issued by the Company on February 3, 2012